EX-10.26

Stock Incentive Plan

                                                                   EXHIBIT 10.26

                           2004 CSA ACQUISITION CORP.

                              STOCK INCENTIVE PLAN

1.   PURPOSE OF THE PLAN

          The purpose of the Plan is to aid the Company and its Affiliates in
recruiting and retaining key employees, directors or consultants of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or consultants will have in the welfare of the Company as a result of their proprietary interest in the
Company's success.

2.   DEFINITIONS

          The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

          (a)  Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

          (b)  Affiliate: With respect to an entity, any entity directly or indirectly controlling, controlled by, or under common control with, such first entity.

          (c)  Award: An Option or Other Stock-Based Award granted pursuant to the Plan.

          (d)  Board: The Board of Directors of the Company.

          (e)  Change of Control: The occurrence of any of the following events after the Effective Date:

               (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the
               Company to any "person" or "group" (as such terms are defined in
               Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than
               Permitted Holders or (ii) any person or group, other than
               Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act),
               directly or indirectly, of greater than or equal to 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise, except where one or more of the Sponsors and/or any of their respective Affiliates immediately following such merger, consolidation or other
               transaction, continue to have the ability to designate or elect a majority of the Board (or the board of directors of the resulting entity or its parent company).

          (f)  Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

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          (g)  Committee: The Board or any committee to which the Board delegates duties and powers hereunder.

          (h)  Company: CSA Acquisition Corp., a Delaware corporation.

          (i)  Effective Date: The date the Board approves the Plan, or such later date as is designated by the Board.

          (j)  Employment: The term "Employment" as used herein shall be deemed to refer to (i) a Participant's employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a
               Participant's services as a consultant, if the Participant is consultant to the Company or its Affiliates and (iii) a
               Participant's services as an non-employee director, if the
               Participant is a non-employee member of the Board.

          (k)  Fair Market Value: On a given date, (i) if there is a public market for the Shares on such date, the average of the high and low closing bid prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the
               National Association of Securities Dealers Automated Quotation
               System (or such market in which such prices are regularly
               quoted)(the "NASDAQ"), or, if no sale of Shares shall have been reported on the Composite Tape of any national securities
               exchange or quoted on the NASDAQ on such date, on the closest preceding date on which there were sales of Shares or (ii) if there is no public market for the Shares on such date, the Fair
               Market Value of the Shares will be as determined in good faith by the Board; provided that with respect to Awards granted on or shortly following the occurrence of the Closing Date under the
               Stock Purchase Agreement among Cooper Tire & Rubber Company,
               Cooper Tyre & Rubber Company UK Limited and the Company dated as of September 16, 2004, unless otherwise determined by the Board, the Fair Market Value shall be deemed to be the price per share of common stock paid on the Closing Date by the Sponsors.

          (l)  Other Stock-Based Awards: Awards granted pursuant to Section 7 of the Plan.

          (m)  Option: A stock option granted pursuant to Section 6 of the Plan.

          (n)  Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

          (o)  Participant: An employee, director or consultant who is selected by the Committee to participate in the Plan.

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          (p)  Permitted Holder: As of the date of determination, any and all of
               (i) an employee benefit plan (or trust forming a part thereof)
               maintained by (A) the Company or its Affiliate or (B) any
               corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company or its Affiliate and (ii) Cypress Merchant Banking Partners II L.P., Cypress
               Merchant Banking II C.V., 55th Street Partners II L.P., Cypress
               Side-By-Side LLC, GS Capital Partners 2000, L.P., GS Capital
               Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co.
               Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P. and
               Goldman Sachs Direct Investment Fund 2000, L.P. (collectively, the "Sponsors") and any of their respective Affiliates.

          (q)  Person: A "person", as such term is used for purposes of Section
               13(d) or 14(d) of the Act (or any successor section thereto).

          (r)  Plan: The 2004 CSA Acquisition Corp. Stock Incentive Plan.

          (s)  Shares: Shares of common stock of the Company.

          (t)  Subsidiary: A subsidiary corporation, as defined in Section
               424(f) of the Code (or any successor section thereto).

3.   SHARES SUBJECT TO THE PLAN

          The total number of Shares which may be issued under the Plan is
223,615. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable.
Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.

4.   ADMINISTRATION

          The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the
Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the
Committee deems necessary or desirable. Any decision of or calculation by the
Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to,
Participants and their beneficiaries or successors). The

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Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an
Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of the minimum statutory required withholding taxes by (a)
delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. Notwithstanding the foregoing, no outstanding Award may be amended pursuant to this Section 4 without compliance with Section 12(b).

5.   LIMITATIONS

          No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6.   TERMS AND CONDITIONS OF OPTIONS

          Options granted under the Plan shall be non-qualified stock options and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

          (a)  Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market
               Value of the Shares on the date an Option is granted.

          (b)  Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an
               Option be exercisable more than ten years after the date it is granted.

          (c)  Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii),
               (iii) or (iv) in the following sentence. The Option Price for the
               Shares as to which an Option is exercised shall be paid to the
               Company in full at the time of exercise at the election of the
               Participant (i) in cash or its equivalent (e.g., by check), (ii)
               to the extent permitted by the Committee, in Shares having a Fair
               Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and, to the extent permitted by the Committee, partly in

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               such Shares or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the
               Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

          (d)  Attestation. Wherever in this Plan or any agreement evidencing an
               Award a Participant is permitted to pay the exercise price of an
               Option or taxes relating to the exercise of an Option by
               delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7.   OTHER STOCK-BASED AWARDS

          The Committee, in its sole discretion, may grant or sell Awards of
Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares
("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when
Other Stock-Based Awards will be made, the number of Shares to be awarded under
(or otherwise related to) such Other Stock-Based Awards; whether such Other
Stock-Based Awards shall be settled in cash, Shares or a combination of cash and
Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all
Shares so awarded and issued shall be fully paid and non-assessable).

8.   ADJUSTMENTS UPON CERTAIN EVENTS

          Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

          (a)  Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of
               Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular

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               cash dividends or any transaction similar to the foregoing, the
               Committee in its sole discretion and without liability to any
               Person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the
               Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

          (b)  Change of Control. In the event of a Change of Control after the
               Effective Date, (i) if and to the extent determined by the
               Committee in the applicable Award agreement or otherwise, any outstanding Awards then held by Participants which are
               unexercisable or otherwise unvested or subject to lapse
               restrictions may be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of immediately prior to such Change of Control and (ii) the
               Committee may, but shall not be obligated to, with respect to some or all of the outstanding Awards (A) cancel such Awards for fair value (as determined in the sole discretion of the
               Committee) which, in the case of Options, may equal the excess, if any, of value of the consideration to be paid in the Change of
               Control transaction to holders of the same number of Shares subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options) over the aggregate exercise price of such Options or (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the
               Committee in its sole discretion or (C) provide that for a period of at least 15 days prior to the Change of Control, any such
               Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Options shall terminate and be of no further force and effect.

9.   NO RIGHT TO EMPLOYMENT OR AWARDS

          The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the Employment of a Participant and shall not lessen or affect the Company's or Affiliate's right to terminate the
Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

10.  SUCCESSORS AND ASSIGNS

          The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

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11.  NONTRANSFERABILITY OF AWARDS

          Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a
Participant may be exercised by the legatees, personal representatives or distributees of the Participant in accordance with the terms of such Award.

12.  AMENDMENTS OR TERMINATION

          The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareholders of the Company, if such action would (except as is provided in
Section 8 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the
Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

13.  INTERNATIONAL PARTICIPANTS

          With respect to Participants who reside or work outside the United
States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms to the requirements of local law.

14.  CHOICE OF LAW

          The Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

15.  EFFECTIVENESS OF THE PLAN

          The Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company.